Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Commitments and Contingencies
Commitments and Contingencies
In addition to commitments disclosed elsewhere in the financial statements, the Corporation has other contractual commitments, either directly or through its interests in joint operations. Approximate future payments under these agreements are as follows:

	2019	2020	2021	2022	2023	2024 and thereafter	Total
Natural gas, transportation and other purchase contracts	28	15	13	11	12	157	236
Transmission	9	10	6	4	3	—	32
Coal supply and mining agreements	158	160	27	24	24	95	488
Long-term service agreements	64	86	32	17	8	34	241
Non-cancellable operating leases	8	8	8	7	4	45	80
Growth	324	79	144	—	—	—	547
TransAlta Energy Transition Bill	6	7	6	6	6	—	31
Total	597	365	236	69	57	331	1,655

A. Natural Gas, Transportation and Other Purchase Contracts
Several of the Corporation’s plants have fixed price natural gas purchase and related transportation contracts in place. Other purchase contracts relate to commitments for goods and services.
B. Transmission
The Corporation has several agreements to purchase transmission network capacity in the Pacific Northwest. Provided certain conditions for delivering the service are met, the Corporation is committed to the transmission at the supplier’s tariff rate whether it is awarded immediately or delivered in the future after additional facilities are constructed.
C. Coal Supply and Mining Agreements
Various coal supply and associated rail transport contracts are in place to provide coal for use in production at the Centralia coal plant. The coal supply agreements allow TransAlta to take delivery of coal at fixed volumes with dates extending to 2020.
Commitments related to mining agreements include the Corporation’s share of commitments for mining agreements related to its Sheerness and Genesee Unit 3 joint operations, and certain other mining royalty agreements. Some of these commitments have been reduced due to the cessation of coal-fired emissions from the Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030.
D. Long-Term Service Agreements
TransAlta has various service agreements in place, primarily for inspections and repairs and maintenance that may be required on natural gas facilities, coal facilities and turbines at various wind facilities.
E. Non-Cancellable Operating Leases
TransAlta has operating leases in place for buildings, vehicles and various types of equipment.
During the year ended Dec. 31, 2018, $8 million (2017 - $7 million, 2016 - $9 million) was recognized as an expense in respect of these operating leases. Sublease payments received during 2018, 2017 and 2016 were less than $1 million. No contingent rental payments were made in respect of these operating leases.
F. Growth
Commitments for growth relate to the Big Level, Antrim and Windrise wind development projects, the coal-to-gas conversions, and to the Corporation's 50% share of the Pioneer Pipeline project.

G. TransAlta Energy Transition Bill Commitments
On July 30, 2015, the Corporation announced that it would formalize its commitment to invest US$55 million over the remaining nine-year life of the Centralia coal plant to support energy efficiency, economic and community development, and education and retraining initiatives in Washington State by waiving its right to terminate the commitment on the basis of the level of contract sales of the Centralia plant. As of Dec. 31, 2018, the Corporation has funded approximately US$33 million of the commitment, which is recognized in other assets in the Consolidated Statements of Financial Position.
H. Other
A significant portion of the Corporation’s electricity and thermal production are subject to PPAs and long-term contracts. The majority of these contracts include terms and conditions customary to the industry in which the Corporation operates. The nature of commitments related to these contracts includes: electricity and thermal capacity, availability, and production targets; reliability and other plant-specific performance measures; specified payments for deliveries during peak and off-peak time periods; specified prices per MWh; risk sharing of fuel costs; and retention of heat rate risk.
I. Contingencies
TransAlta is occasionally named as a party in various claims and legal and regulatory proceedings that arise during the normal course of its business. TransAlta reviews each of these claims, including the nature of the claim, the amount in dispute or claimed, and the availability of insurance coverage. There can be no assurance that any particular claim will be resolved in the Corporation’s favour or that such claims may not have a material adverse effect on TransAlta. Inquiries from regulatory bodies may also arise in the normal course of business, to which the Corporation responds as required.
I. Line Loss Rule Proceeding
The Corporation has been participating in a line loss rule proceeding before the Alberta Utilities Commission ("AUC"). The AUC determined that it has the ability to retroactively adjust line loss charges going back to 2006 and directed the AESO to, among other things, perform such retroactive calculations. The various decisions by the AUC are, however, subject to appeal and challenge.  A recent decision by the AUC determined the methodology to be used retroactively and it is now possible to estimate the total retroactive potential exposure faced by the Corporation for its non-PPA MWs.  The current estimate of exposure based on known data is $15 million and therefore the Corporation increased the provision from $7.5 million to $15 million in 2018.
II. FMG Disputes
The Corporation is currently engaged in two disputes with Fortescue Metals Group Ltd. ("FMG").  The first arose as a result of FMG’s purported termination of the South Hedland PPA.  TransAlta has sued FMG, seeking payment of amounts invoiced and not paid under the South Hedland PPA, as well as a declaration that the PPA is valid and in force.  FMG, on the other hand, seeks a declaration that the PPA was lawfully terminated.

The second matter involves FMG’s claims against TransAlta related to the transfer of the Solomon Power Station to FMG. FMG claims certain amounts related to the condition of the facility while TransAlta claims certain outstanding costs that should be reimbursed.

III. Balancing Pool Dispute
Pursuant to a written agreement, the Balancing Pool paid the Corporation approximately $157 million on March 29, 2018, as part of the net book value payment required on termination of the Sundance B and C PPAs. The Balancing Pool, however, excluded certain mining and corporate assets that the Corporation believes should be included in the net book value calculation, which amounts to an additional $56 million. The dispute is currently proceeding through arbitration.